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                                                                   Exhibit 10.31


                               EXCHANGE AGREEMENT


         THIS EXCHANGE AGREEMENT (this "AGREEMENT") is entered into as of December 31, 2001, by and between SUREBEAM CORPORATION, a Delaware corporation ("SUREBEAM"), and THE TITAN CORPORATION, a Delaware corporation ("TITAN").

                                    RECITALS

         Titan is the holder of a Subordinated Promissory Note dated August 4, 2000 in a principal amount not to exceed $75,000,000 issued by SB Operating Co., a wholly owned subsidiary of SureBeam (the "NOTE"). The parties hereto desire to exchange $2,000,000 in accrued and unpaid interest on the Note ("INTEREST") for shares (the "SHARES") of SureBeam's Class B Common Stock, par value $0.001 per share in the amount and on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         SureBeam and Titan, in consideration of the mutual promises contained herein and intending to be legally bound, hereby agree as follows:

         SECTION 1. EXCHANGE OF NOTE FOR SHARES; ALLOCATION OF SHARES;

         1.1 Effective as of December 31, 2001, Titan shall exchange the Interest on the Note for the number of Shares equal to the quotient of (y) two million in interest accrued and unpaid on the Note, divided by (z) the average closing price of one share of SureBeam's Class A Common Stock as quoted on the Nasdaq National Market over the fifteen trading days beginning December 7, 2001 and ending on December 28, 2001, which is $10.505 per share (the "EXCHANGE") and SureBeam shall deliver the Shares to Titan. SureBeam will pay Titan cash ($5.578) for any fractional shares in lieu of issuing fractional shares.

         1.2 The Shares to be delivered by SureBeam to Titan upon settlement of the Exchange shall consist of 190,385 shares of SureBeam's Class B Common Stock.

         SECTION 2. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENTS AND AGREEMENTS OF TITAN. Titan hereby represents, warrants, acknowledges and agrees, for the benefit of SureBeam, as follows:

         2.1 Titan initiated contact and negotiations with SureBeam regarding the Exchange, without any indications from SureBeam or its representatives or agents that SureBeam was interested in pursuing any transaction with Titan or any other party, including any transaction similar to the Exchange.

         2.2 The Exchange is intended to qualify for the exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), provided by Section 3(a)(9) of the Securities Act. Titan has not paid or given, directly or indirectly, any commission or other remuneration directly or indirectly for soliciting the Exchange.


                                       1.

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         2.3 Titan is and will be at the date of settlement of the Exchange an accredited investor within the meaning of Regulation D under the Securities Act.

         2.4 Titan, by reason of its, or its management's, business, financial or investment experience, has the capacity to evaluate the risks of increasing its equity ownership position in SureBeam and other risks involved in the Exchange and to protect its own interests in connection with the Exchange.

         2.5 Titan and its representatives and agents have had the opportunity to obtain from SureBeam and its representatives all information relating to SureBeam, SB Operating Co., the Note, SureBeam's Class B Common Stock and/or SureBeam's Class A Common Stock, including information that may be material non-public information, and SureBeam and its representatives have provided Titan and its representatives and agents with opportunities to discuss with them all such information, including possible material non-public information.

         2.6 Titan is the sole legal and beneficial owner of the Note.

         2.7 Each of Titan and its representatives and agents have complied and will continue to comply with all applicable securities laws in connection with its acquisition of the Shares pursuant to the Exchange and any subsequent disposition of the Shares.

         2.8 Titan (a) is a legal entity duly organized and validly existing under the laws of its jurisdiction of organization, (b) has all of the power and authority necessary to enter into the Exchange and to consummate the Exchange, and (c) has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the Exchange and the performance of its obligations hereunder.

         2.9 This Agreement constitutes the legal, valid and binding obligation of Titan, and is enforceable against Titan in accordance with its terms.

         SECTION 3. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENTS AND AGREEMENTS OF SUREBEAM. SureBeam hereby represents, warrants, acknowledges and agrees, for the benefit of Titan, as follows:

         3.1 SureBeam (a) is a legal entity duly organized and validly existing under the laws of its jurisdiction of organization, (b) has all of the power and authority necessary to enter into the Exchange and to consummate the Exchange, and (c) has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the Exchange and the performance of its obligations hereunder.

         3.2 This Agreement constitutes the legal, valid and binding obligation of SureBeam, and is enforceable against SureBeam in accordance with its terms.

         3.3 Upon issuance of the Shares by SureBeam to Titan, the Shares shall be validly issued, fully paid and nonassessable, shall not be issued in violation of any preemptive rights of any stockholder of SureBeam and shall be free and clear of all Liens, other than any Liens created by any action or any inaction of Titan.


                                       2.

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         3.4 The Exchange is intended to qualify for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(9) of the Securities Act. SureBeam has not paid or given, directly or indirectly, any commission or other remuneration directly or indirectly for soliciting the Exchange.

         SECTION 4. MISCELLANEOUS.

         4.1 HEADINGS. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

         4.2 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         4.3 GOVERNING LAW; VENUE.

             (a) This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

             (b) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in San Diego County, California. Each party to this Agreement:

                 (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in San Diego County, California (and each appellate court located in the State of California) in connection with any such legal proceeding;

                 (ii) agrees that each state and federal court located in San Diego County, California, shall be deemed to be a convenient forum; and

                 (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in San Diego County, California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

         4.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, Titan, SureBeam and their respective permitted successors and assigns. Each of Titan and SureBeam may assign any or all of its rights under this Agreement or delegate any or all of its obligations under this Agreement, in whole or in part, to any other entity or person only with the prior written consent of the other party to this Agreement and any other required consents from other entities or persons, it being understood that a mere change in the equity


                                       3.

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ownership of Titan or SureBeam that does not cause Titan or SureBeam, as applicable, to cease to exist shall not be deemed an assignment or delegation under this Agreement.

         4.5 REMEDIES CUMULATIVE; WAIVER.

             (a) The rights and remedies of the parties hereto shall be cumulative (and not alternative).

             (b) No failure on the part of any entity or person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any entity or person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

         4.6 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the parties hereto.

         4.7 SEVERABILITY. In the event that any provision of this Agreement, or the application of any such provision to any entity or person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to entities or persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

         4.8 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings between any of the parties relating to the subject matter hereof.


                                       4.

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         The parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                       SUREBEAM CORPORATION,
                                       a Delaware corporation


                                       By:  /s/ David Rane
                                          --------------------------------------

                                       Title:  SVP/CFO  12/31/01
                                             -----------------------------------


                                       THE TITAN CORPORATION,
                                       a Delaware corporation



                                       By:  /s/ Mark W. Sopp
                                          --------------------------------------

                                       Title:  SVP/CFO  12/31/01
                                             -----------------------------------



                                       5.